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EXHIBIT 99.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER
IN ACCORDANCE WITH SECTION 906 OF SARBANES-OXLEY ACT

        In accordance with Section 906 of the Sarbanes-Oxley Act, I, Gary L. Shell, Chief Financial Officer of Sharps Compliance Corp. (the "Company"), state and attest to the best of my knowledge, that the Company's Form 10-KSB for the year ended June 30, 2002, and filed with the Securities and Exchange Commission on September 20, 2002, and Quarterly Reports of the Company for the quarters ended, December 31, 2001, March 31, 2002 and September 30, 2002 and filed with the Securities and Exchange Commission on February 14, 2002, May 14, 2002, and November 13, 2002, respectively, fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934. The information contained in such Reports, incorporated by reference in this Form S-8, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GARY L. SHELL
Gary L. Shell
Vice President,
Chief Financial Officer
January 17, 2003

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  EXHIBIT 99.2
CERTIFICATION BY CHIEF FINANCIAL OFFICER IN ACCORDANCE WITH SECTION 906 OF SARBANES-OXLEY ACT